First Financial Northwest, Inc.

May 2021

Joseph W. Kiley III, President & CEO
Richard P. Jacobson, EVP, CFO & COO

Forward Looking Statement

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent management's current expectations and forecasts regarding future events many of which are inherently uncertain and outside of our control. Actual results may differ, possibly materially from those currently expected or projected in these forward-looking statements. Factors that could cause our actual results to differ materially from those described in the forward-looking statements, include, but are not limited to, the following: the effect of the COVID-19 pandemic, including on our credit quality and business operations, as well as its impact on general economic and financial market conditions and other uncertainties resulting from the COVID-19 pandemic, such as the extent and duration of the impact on public health, the U.S. and global economies, and consumer and corporate customers, including economic activity, employment levels and market liquidity; increased competitive pressures; changes in the interest rate environment; legislative and regulatory changes; and other factors that can be found in First Financial Northwest's latest Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission which are available on the investor relations portion of our website at www.ffnwb.com and on the SEC's website at www.sec.gov. First Financial Northwest does not undertake any obligation to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.

Senior Management Team

Over 30 Years Average Experience

Name	Title	Years with FFNWB	Years in Industry
Joseph W. Kiley III	President, Chief Executive Officer	8	31
Richard P. Jacobson	EVP, Chief Financial Officer and Chief Operating Officer	7	35
Ronnie J. Clariza	SVP, Chief Risk Officer (FFNWB)	17	20
Dalen D. Harrison	SVP, Chief Banking Officer (FFNWB)	7	40
Simon Soh	SVP, Chief Credit Officer (FFNWB)	10	33

Company Highlights

Holding Company: First Financial Northwest, Inc.

- IPO October 2007
- Nasdaq Global Select Market: FFNW
- All-time high: $21.81 (6/8/18) | All-time low: $3.24 (11/30/10)
- **Closing stock price: $13.89 (4/28/2021)**

Community Bank: First Financial Northwest Bank

- Organized in 1923 as a state savings and loan association
- Converted to a Washington State chartered mutual savings bank in 1992
- Formed a mutual holding company in 2002
- **Converted to a Washington State-chartered commercial bank in 2016**

Market Area: Headquartered in Renton, Washington

- Western Washington along I-5 & I-405 corridors (outside Seattle)
- **Primary focus on King, Snohomish and Pierce counties**

Key Financial Ratios

Reducing the cost of funds through our expanded network

Recent expansion into new markets driving higher costs

	Quarter Ended				
	Mar 31, 2021	**Dec 31, 2020**	**Sep 30, 2020**	**Jun 30, 2020**	**Mar 31, 2020**
Performance Ratios (1)					
Return on assets	0.73%	0.77%	0.60%	0.63%	0.51%
Return on equity	6.42	6.76	5.34	5.59	4.30
Equity-to-total assets	11.08	11.26	11.34	10.86	11.50
Net interest margin	3.31	3.29	3.07	3.12	3.11
Efficiency ratio	70.63	68.55	70.88	73.18	77.60
Noninterest expense/average total assets	2.36	2.46	2.26	2.33	2.51
Capital Ratios (2)					
Tier 1 leverage ratio	10.15%	10.29%	10.03%	10.02%	10.25%
Total capital ratio	15.62	15.57	15.26	14.95	14.67
Asset Quality Ratios					
Nonperforming assets/total assets	0.17%	0.18%	0.19%	0.19%	0.20%
ALLL as a percent of total loans	1.39	1.36	1.27	1.20	1.22
Yields and Costs					
Yield on loans (1)	4.66%	4.61%	4.49%	4.72%	4.94%
Cost of funds (1)	0.91	1.07	1.19	1.34	1.69

(1) Calculated on an annualized basis.
(2) First Financial Northwest Bank only.

Consolidated Results

	Quarter Ended				
	Mar 31, 2021	**Dec 31, 2020**	**Sep 30, 2020**	**Jun 30, 2020**	**Mar 31, 2020**
	(Dollars in thousands, except share data)				
Net interest income	$ 10,746	$ 10,650	$ 10,088	$ 10,067	$ 9,664
Provision for loan losses	300	600	700	300	300
Net interest income after provision for loan losses	10,446	10,050	9,388	9,767	9,364
Total noninterest income	764	1,654	1,011	789	990
Total noninterest expense	8,129	8,435	7,867	7,944	8,268
Income before federal income tax provision	3,081	3,269	2,532	2,612	2,086
Federal income tax provision	584	622	450	469	402
Net income	$ 2,497	$ 2,647	$ 2,082	$ 2,143	$ 1,684
Total assets	$ 1,430,226	$ 1,387,669	$ 1,365,469	$ 1,418,355	$ 1,331,213
Book value per share	$ 16.35	$ 16.05	$ 15.62	$ 15.32	$ 15.03
Tangible book value per share (1)	16.17	15.88	15.44	15.14	14.85

(1) Tangible book value per share is a non-GAAP financial measure. Refer to the Appendix: Non-GAAP Financial Measures for a reconciliation to the nearest GAAP equivalent.

Top 10 States in Population Growth (#)

Top 10 States in Numeric Growth, 2018 to 2019

Rank	Geographic Area	April 1, 2010 (Estimates Base)	July 1, 2018	July 1, 2019	Numeric Growth
1	Texas	25,146,091	28,628,666	28,995,881	367,215
2	Florida	18,804,564	21,244,317	21,477,737	233,420
3	Arizona	6,392,288	7,158,024	7,278,717	120,693
4	North Carolina	9,535,751	10,381,615	10,488,084	106,469
5	Georgia	9,688,729	10,511,131	10,617,423	106,292
6	Washington	6,724,540	7,523,869	7,614,893	91,024
7	Colorado	5,029,319	5,691,287	5,758,736	67,449
8	South Carolina	4,625,366	5,084,156	5,148,714	64,558
9	Tennessee	6,346,276	6,771,631	6,829,174	57,543
10	Nevada	2,700,677	3,027,341	3,080,156	52,815

Source: U.S. Census Bureau

Local Economy

Largest Office Tenants in the Seattle Metro Area

Company	Square Feet Occupied*
Boeing	23.24 million
amazon	17.52 million
Microsoft	8.18 million
Costco Wholesale	4.28 million
NORDSTROM	2.30 million
Starbucks	2.26 million
T-Mobile	1.87 million
facebook	1.64 million
Google	1.61 million

In a pandemic world, Tech Giants still believe in physical office space

amazon

In early September 2020 Amazon detailed plans to build or lease space in Bellevue for 25,000 employees by mid-2020s

facebook

With 850K sq ft already under development in the same business district, Facebook is buying REI's new, unused 400K sq ft campus complex

Google

Google recently purchased additional land in Kirkland for a total estimated 2.8 million sq ft in office space when development is complete; 5,750 current headcount in the region

*Includes office, industrial, retail and residential spaces, if any
Source: Largest Office Tenants In The Seattle Metro Area, *Puget Sound Business Journal*, August 14, 2020

Market Area



Arlington
Camano
Smokey Point
Tulalip I.R.
Marysville
Lake Stevens
Everett
Puget Sound
Mukilteo
Mill Creek
Lynnwood
Clearview
Edmonds
522
Port Madison I.R.
Shoreline
Bothell
Woodinville
405
5
Kirkland
Redmond
Silverdale
3
Seattle
Bellevue
Sammamish
Bremerton
Mercer Island
90
Issaquah
509
Shorewood
Burien
Renton
18
SeaTac
Des Moines
Kent
167
Gig Harbor
Federal Way
Auburn
16
Tacoma
Shelton
University Place
Enumclaw

Puget Sound Region of Western Washington along I-5 & I-405 corridors (outside Seattle)

Primary focus on King, Snohomish, Pierce and, to a lesser extent, Kitsap counties

Suburban Strategy – Surround Seattle and Bellevue Proper

Office Experience

Cost-Efficient, Technology-Centered Branch Concept








First Financial
Northwest Bank




First Financial
Northwest Bank


First Financial
Northwest Bank


Edmonds



Deposit Composition

*Excludes bank-owned and brokered deposits**


3/31/2021
$20.5M
1.8%
$228.5M
20.1%
$384.0M
33.9%
$500.6M
44.2%
CDs
MMAs
Checking
Savings

Total Deposits: $1.13Bn


3/31/2020
$122.3M
12.6%
$17.0M
1.7%
$437.7M
44.9%
$397.5M
40.8%
CDs
MMAs
Checking
Savings

Total Deposits: $974.5M


3/31/2019
$97.1M
11.7%
$23.8M
2.9%
$398.9M
47.9%
$312.1M
37.5%
CDs
MMAs
Checking
Savings

Total Deposits: $831.9M


12/31/2012
$22.1M
3.3%
$18.3M
2.8%
$161.7M
24.3%
$463.7M
69.6%
CDs
MMAs
Checking
Savings

Total Deposits: $665.8M

*Brokered deposits were none at March 31, 2021; $25.5M at March 31, 2020; $123.4M at March 31, 2019; and none at December 31, 2012.

Checking Deposits

Expansion strategy supports growth in lower-cost deposits



In thousands
$250,000
$200,000
$150,000
$100,000
$50,000
$-
Implemented branch expansion strategy with Mill Creek office in 2015
$22,098
$6,154
$15,944
$36,090
$10,619
$25,471
$35,106
$14,354
$20,752
$45,653
$29,392
$16,261
$51,954
$33,422
$18,532
$83,658
$45,434
$38,224
$86,187
$46,108
$40,079
$118,746
$52,849
$65,897
$199,467
$91,285
$108,182
$228,535
$114,437
$114,098
2012
2013
2014
2015
2016
2017
2018
2019
2020
3/31/2021
Interest-bearing demand deposits
Noninterest-bearing demand deposits

Expansion Strategy

Consistent growth of de novo and acquired branches

Branch type	Number	Year(s) opened	Deposits (in thousands)						
			3/31/2021	12/31/2020	12/31/2019	12/31/2018	12/31/2017	12/31/2016	12/31/2015
Legacy	1	1923	$ 678,510	$ 668,335	$ 643,363	$ 616,125	$ 597,732	$ 605,080	$ 602,947
De Novo	10	2015 – 2021	305,618	283,683	209,457	144,153	93,262	36,908	6,309
Acquired*	4	2017	149,527	141,615	86,242	80,929	73,020	–	–
Branch Deposits	**15**		**1,133,655**	**1,093,633**	**939,062**	**841,207**	**764,014**	**641,988**	**609,256**
Brokered Deposits	–		–	–	94,472	97,825	75,488	75,488	66,151
Total Deposits			**$ 1,133,655**	**$ 1,093,633**	**$ 1,033,534**	**$ 939,032**	**$ 839,502**	**$ 717,476**	**$ 675,407**

*Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment of $10,000 at March 31, 2021; $12,000 at December 31, 2020; $28,000 at December 31, 2019; $58,000 at December 31, 2018; $107,000 at December 31, 2017; and none for all prior periods.

Office Expansion Strategy

Issaquah Office Opened March 1, 2021

Location	County	Type	Opened	Deposits (in thousands)				
				3/31/2021	12/31/2020	9/30/2020	6/30/2020	3/31/2020
Renton	King	HQ	1923	$ 678,510	$ 668,335	$ 669,055	$ 713,750	$ 650,999
Mill Creek	Snohomish	*De Novo*	Q3 2015	33,322	31,464	33,175	32,646	35,540
Edmonds	Snohomish	*De Novo*	Q1 2016	78,172	76,956	67,732	63,521	56,025
The Landing Renton	King	*De Novo*	Q3 2016	34,539	30,653	31,088	29,154	29,792
Crossroads/Bellevue	King	*De Novo*	Q2 2017	90,486	79,856	76,268	77,539	74,499
Woodinville (1)	King	Acquired	Q3 2017	37,064	34,842	31,500	32,671	30,759
Clearview/Snohomish (1)	Snohomish	Acquired	Q3 2017	35,212	36,317	36,328	31,957	27,039
Lake Stevens (1)	Snohomish	Acquired	Q3 2017	36,979	30,573	29,189	28,398	16,320
Smokey Point/Arlington (1)	Snohomish	Acquired	Q3 2017	40,272	39,883	34,476	33,926	26,855
Bothell	King	*De Novo*	Q2 2018	13,203	12,701	12,393	14,671	10,980
Kent Station	King	*De Novo*	Q1 2019	37,531	37,783	28,601	26,517	15,230
Kirkland	King	*De Novo*	Q4 2019	12,719	9,105	7,218	6,822	264
University Place	Pierce	*De Novo*	Q1 2020	1,808	2,185	2,659	2,148	225
Gig Harbor	Pierce	*De Novo*	Q4 2020	3,151	2,980	–	–	–
Issaquah	King	*De Novo*	Q1 2021	687	–	–	–	–
Brokered Deposits				–	10,000	32,448	25,457	94,472
			Total	**$ 1,133,655**	**$ 1,069,682**	**$ 1,126,168**	**$ 999,984**	**$ 1,033,534**

(1) Balances of retail certificates of deposit for acquired branches are net of an aggregate fair value adjustment of $10,000 at March 31, 2021; $12,000 at December 31, 2020; $14,000 at September 30, 2020; $17,000 at June 30, 2020; and $22,000 at March 31, 2020.

Noninterest Expense to Average Total Assets

Pausing expansion to focus on growing relationships and improving efficiency through existing branch network



4.00%
3.00%
2.00%
1.00%
0.00%
2.00%
1.99%
2.09%
1.99%
2.06%
1.84%
2.06%
2.22%
2.17%
2.41%
2.53%
2.01%
2.17%
2.35%
2.57%
2.42%
2.34%
2.34%
2.44%
2.33%
2.49%
2.48%
2.28%
2.24%
2.40%
2.51%
2.33%
2.26%
2.46%
2.36%
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016
Q3 2016
Q4 2016
Q1 2017
Q2 2017
Q3 2017
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Overhead to Average Assets
(Washington State median)
2.64%*

*The median ratio of noninterest expense divided by average assets for FDIC-insured institutions headquartered in the state.
Source: FDIC State Profile – Washington, Fourth Quarter 2020.

Retail Fee Income



In thousands
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$181
$181
$391
$183
$208
$1,074
$813
$261
$1,365
$919
$446
$1,292
$611
$681
$1,612
$879
$733
$1,418
$663
$755
$360
$160
$200
2014
2015
2016
2017
2018
2019
2020
3/31/2021
Deposit related fees
Wealth management revenue*

*The Bank began offering wealth management services during the second quarter of 2015.

Interest Rate Risk Management

Net Interest Income Change at March 31, 2021		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 45,158	6.33%
+200	44,018	3.65
+100	43,013	1.28
Base	42,468	–
(100)	41,953	(1.21)

Net Interest Income Change at September 30, 2016		
Basis Point Change in Rates	Net Interest Income	% Change
	(Dollars in thousands)	
+300	$ 31,389	(9.81)%
+200	32,553	(6.46)
+100	33,734	(3.07)
Base	34,802	–
(100)	35,465	1.91

NOTE: These tables illustrate the estimated change in our net interest income over the next 12 months from March 31, 2021, and September 30, 2016, respectively, that would occur in the event of an instantaneous change in interest rates equally across all maturities, with no effect given to any steps that the company might take to counter the effect of that interest rate movement. This is not a forecast or prediction of future events but is used as a tool for measuring potential risk. See associated Form 10-K or Form 10-Q for the various assumptions used in this modeling.

Total Loan Portfolio

3/31/2021

Net loans receivable $1.10B


CRE
$385.5 M
34.5%
1-4 Family
$379.2 M
34.0%
PPP
$45.2 M
4.1%
Construction/Land
$94.5 M
8.5%
Business & Consumer
$71.8 M
6.4%
Multifamily
$140.1 M
12.5%

12/31/2020

Net loans receivable $1.10B


CRE
$385.3 M
34.5%
1-4 Family
$382.0 M
34.2%
PPP
$41.3 M
3.7%
Construction/Land
$92.2 M
8.3%
Business & Consumer
$80.0 M
7.1%
Multifamily
$136.7 M
12.2%

3/31/2020

Net loans receivable $1.11B


CRE
$385.9 M
34.9%
1-4 Family
$371.3 M
33.6%
Business & Consumer
$71.9 M
6.5%
Multifamily
$169.5 M
15.3%
Construction/Land
$107.4 M
9.7%

Concentrations of credit*

Construction loans as % of total capital – **64.0%**

Non-owner occupied commercial real estate as % of total capital – **391.8%**

*Concentration of credit percentages are for First Financial Northwest Bank only using classifications in accordance with FDIC regulatory guidelines.

Loan Production

Excludes purchased and participation loans

Q1 2021


CRE
$1.6 M
2.6%
1-4 Family
$24.4 M
40.3%
PPP
$23.5 M
38.8%
Business & Consumer
$0.5 M
0.8%
Multifamily
$5.0 M
8.3%
Construction/Land
$5.6 M
9.2%

Loan Originations: $60.6M

Nonperforming Loans & Assets


1.50%
1.00%
0.50%
0.00%
1.18%
1.15%
0.85%
0.65%
0.57%
0.55%
0.43%
0.58%
0.49%
0.49%
0.46%
0.44%
0.02%
0.05%
0.05%
0.08%
0.07%
0.10%
0.01%
0.05%
0.01%
0.05%
0.01%
0.05%
0.01%
0.04%
0.20%
0.20%
0.19%
0.19%
0.18%
0.19%
0.19%
0.18%
0.18%
0.17%
Q2 2018
Q3 2018
Q4 2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
Q1 2021
Nonperforming loans as a percent of total loans
Nonperforming assets as a percent of total assets
Nonperforming assets (including TDRs) as a percent of total assets, as reported by SNL

Historical Industry Annual Net Charge-Off Rates


5.8%
-0.2%
5.8%
3.5%
3.1%
2.9%
2.7%
1.9%
1.6%
1.8%
1.3%
1.3%
1.0%
0.3%
0.5%
0.6%
0.1%
0.1%
1990
1991
1992
1993
1994
1995
1996
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020

	Multi-Family	CRE Loans	C&I Loans	C&D Loans	HELOCs
Annual Net Charge-Off Rates (1990 - 2020)	0.32%	0.35%	0.91%	1.00%	0.56%

Source: Compiled from FDIC Quarterly Banking Profiles statistics

Stock Ownership Summary

Approximately 43% Institutional / 3% Insider Ownership

Top 20 Institutions	Position	Pos Change	% O/S	Mkt Val	Date	Source
Dimensional Fund Advisors, L.P.	860,787	-26,044	8.84%	9,812,972	12-31-2020	13F
Renaissance Technologies LLC	692,155	8,814	7.11%	7,890,567	12-31-2020	13F
BlackRock Institutional Trust Company, N.A.**	366,395	183	3.76%	4,176,903	12-31-2020	13F
The Vanguard Group, Inc.	349,475	-8	3.59%	3,984,015	12-31-2020	13F
M3F, Inc.	266,737	22,009	2.74%	3,040,802	12-31-2020	13F
Fourthstone LLC	211,270	-102,488	2.17%	2,408,478	12-31-2020	13F
BHZ Capital Management, LP	178,479	-5,916	1.83%	2,034,661	12-31-2020	13F
BlackRock Financial Management, Inc.	148,700	-2,832	1.53%	1,695,180	12-31-2020	13F
Brandywine Global Investment Management, LLC	123,446	37,149	1.27%	1,407,284	12-31-2020	13F
Bridgeway Capital Management, LLC	119,752	0	1.23%	1,365,173	12-31-2020	13F
BofA Global Research (US)	114,216	-21,731	1.17%	1,302,062	12-31-2020	13F
Acadian Asset Management LLC	77,021	0	0.79%	878,039	12-31-2020	13F
BlackRock Investment Management (UK) Ltd.	76,292	-48	0.78%	869,729	12-31-2020	13F
Mariner Wealth Advisors	70,901	0	0.73%	808,271	12-31-2020	13F
Mellon Investments Corporation	62,306	-15,777	0.64%	710,288	12-31-2020	13F
Geode Capital Management, L.L.C.	57,919	857	0.59%	660,277	12-31-2020	13F
Arbiter Partners Capital Management, LLC	46,893	0	0.48%	534,580	12-31-2020	13F
PL Capital, LLC	50,000	50,000	0.51%	456,000	12-31-2020	13F
Goldman Sachs & Company, Inc.	38,643	-2,298	0.40%	440,530	12-31-2020	13F
Baird Investment Management	36,472	300	0.37%	415,781	12-31-2020	13F
Top 10 Insiders	**Position**	**Pos Change**	**% O/S**	**Mkt Val**	**Date**	**Source**
First Financial Northwest, Inc. ESOP	964,265	0	9.90%	10,992,621	12-31-2020	13G
First Financial Northwest Foundation	910,000	0	9.35%	10,374,000	12-31-2020	13D
Lee Joann E	97,594	0	*	1,348,749	04-12-2021	Proxy
Soh Simon	81,997	4,905	*	1,133,199	04-12-2021	Proxy
Kiley Joseph W III	74,603	16,788	*	1,031,013	04-12-2021	Proxy
Clariza Ronnie J	69,563	3,953	*	961,361	04-12-2021	Proxy
Jacobson Richard P	52,322	6,967	*	723,090	04-12-2021	Proxy
Harrison Dalen D	33,426	4,762	*	461,947	04-12-2021	Proxy
Riccobono Richard M	19,455	0	*	268,868	04-12-2021	Proxy
Stevens Daniel L	13,797	0	*	190,675	04-12-2021	Proxy

Source: Nasdaq, SEC Edgar Filings and company reports.

*Less than 2% of shares outstanding

**Blackrock, Inc. reported an aggregate of 626,937 shares, 6.4% of outstanding shares, beneficially owned by subsidiaries as of December 31, 2020.

Total Return – FFNW vs. KRX

12/31/2012 to 4/29/2021



220%
200%
180%
160%
140%
120%
100%
80%
60%
40%
20%
0%
(20%)
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Sep-16
Dec-16
Mar-17
Jun-17
Sep-17
Dec-17
Mar-18
Jun-18
Sep-18
Dec-18
Mar-19
Jun-19
Sep-19
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
+143%
+116%
KRX (+143%)
FFNW (+116%)

Source: S&P Global
Note I: The KBW Regional Bank Index (KRX) is a composition of 50 regionally diversified mid & small-cap banking institutions in the U.S. and is calculated using an equal-weighted method.
Note II: The total return of the KRX is calculated by using the median total return of all constituents.

Stock Repurchase Plan

- **Q1 2021, the Company repurchased 89,019 shares of common stock at an average price of $13.03 per share under a Board-authorized plan that commenced on February 1, 2021, and will expire on August 13, 2021**
- The plan authorizes the repurchase of up to 5% of shares outstanding, or approximately 486,000 shares
- Open market or privately negotiated transactions in accordance with SEC Rule 10b-18

FFNW Historical Share Repurchase



2013
Shares Rep.: 2,728,018
Shares Rep. / ADTV: 47.9x
2014
Shares Rep.: 1,594,033
Shares Rep. / ADTV: 34.4x
2015
Shares Rep.: 1,521,817
Shares Rep. / ADTV: 38.5x
2016
Shares Rep.: 2,864,389
Shares Rep. / ADTV: 64.7x
2017
Shares Rep.: 326,800
Shares Rep. / ADTV: 11.3x
2018
Shares Rep.: 203,900
Shares Rep. / ADTV: 7.9x
2019
Shares Rep.: 479,052
Shares Rep. / ADTV: 31.5x
2020
Shares Rep.: 544,626
Shares Rep. / ADTV: 23.2x
2021 YTD
Shares Rep.: 89,019
Shares Rep. / ADTV: 6.2x
Discount to Tangible Book Value
Discount to VWAP
Discount to Tangible Book Value
Shares Repurchased (mm)
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Stock Price
$22.00
$20.00
$18.00
$16.00
$14.00
$12.00
$10.00
$8.00
$6.00
$4.00
2013
2014
2015
2016
2017
2018
2019
2020
2021
Prior Shares Repurchased
New Shares Repurchased
Stock Price

Year	Shares Repurchased	Repurchase Price ($)	TBVPS ($)	Yearly VWAP ($)	Prem. / (Disc.) to Yearly VWAP (%)	Shares Rep. / ADTV (x)	Price / TBVPS (x)
2013	2,728,018	$10.30	$11.25	$9.73	5.8%	53.2x	0.92x
2014	1,594,033	$11.00	$11.96	$10.78	2.1%	34.4x	0.92x
2015	1,521,817	$12.25	$12.40	$12.32	(0.6)%	38.5x	0.99x
2016	2,864,389	$14.08	$12.63	$14.75	(4.5)%	64.7x	1.11x
2017	326,800	$15.99	$13.07	$17.75	(9.9)%	11.3x	1.22x
2018	203,900	$15.43	$14.17	$17.71	(12.9)%	7.9x	1.09x
2019	479,052	$15.42	$15.07	$14.99	2.9%	31.5x	1.02x
2020	544,626	$10.44	$15.88	$9.89	5.6%	23.2x	0.66x
2021 YTD	89,019	$13.03	$16.17	$13.39	(2.7)%	6.2x	0.81x

Note: Daily closing volume weighted average price and TBVPS for the year indicated, except YTD which reflects most recent period reported.
Source: S&P Global and Company documents as of 3/31/2021.

Ongoing Strategic Initiatives

- Effectively deploy capital and lower cost of funds by cultivating organic growth while remaining opportunistic with regards to acquisition of earning assets and/or branches
- Continue efficient deposit gathering strategy implemented in 2015 to attract new customers, grow and diversify deposit mix
- Opened first offices in Pierce County, University Place (#13 - Q1 2020) and Gig Harbor (#14 – Q4 2020); Issaquah, King County (#15) opened Q1 2021
- **Pause expansion to focus on growing relationships and improving efficiencies**
- **Aggressively expand relationship opportunities via "new" PPP customers**
- Focus on growing one-to-four family portfolio, with specific emphasis on investor property loans and jumbo mortgages
- Expand foreign national niche
- Engage with federal and state regulators – Federal Reserve San Francisco, FDIC, and Washington DFI (semi-annually); FHLB (quarterly)

Recent Strategic Initiatives

Opportunity Zone Lending

Provided construction loan for Seattle's first Qualified Opportunity Zone project; Canton Lofts expected to deliver 80 units of LEED Silver workforce housing in the Pioneer Square neighborhood in late 2020

Small Business Lending

- Expand SBA department and achieve SBA preferred lender status in 2021
- Grow and enhance organic C&I portfolio (LOCs, term loans, equipment financing, green energy financing, business deposits)

Classic / Collectible Auto

Build a classic and collectible auto loan portfolio of approximately $40 million in conjunction with Woodside Credit, Newport Beach, CA

Aircraft Loan Portfolio

Exited the aircraft lending business and allowing the $9.5 million portfolio to runoff

COVID-19 Response

The Bank is committed to assisting its customers and communities in response to the COVID-19 pandemic, including providing certain short-term loan modifications. In addition, the Bank is participating in the PPP as an SBA lender. The Bank continues to take the steps necessary while working with its loan customers to effectively manage the portfolio through the ongoing uncertainty surrounding the duration, impact and government response to the crisis.

Paycheck Protection Program

The SBA provides assistance to small businesses impacted by COVID-19 through the PPP, which was designed to provide near-term relief to help small businesses sustain operations. The SBA deadline for the first round of PPP loan applications under the CARES Act was August 8, 2020. The Consolidated Appropriations Act, 2021 ("CAA"), signed into law on December 27, 2020, among other things, authorized an additional $284.5 billion in PPP funding for eligible small businesses and nonprofits with an initial application deadline of March 31, 2021. The deadline for this second round of PPP was recently extended to May 31, 2021. As of March 31, 2021, there were 324 PPP loans outstanding totaling $45.2 million as compared to 372 PPP loans totaling $41.3 million at December 31, 2020. At March 31, 2021, 234 PPP loans have an outstanding balance of $150,000 or less, totaling $11.4 million, or 25.2% of total PPP loans outstanding, including 145 loans representing $3.3 million with an outstanding balance of $50,000 or less. As of March 31, 2021, 374 PPP loans totaling $29.4 million had received forgiveness under the PPP loan program.

Modifications

The primary method of relief is to allow the borrower to defer their loan payments for three to six months, while certain borrowers are allowed to pay interest only or have payment deferrals for periods longer than six months depending upon their specific circumstances. The CARES Act and regulatory guidelines suspend the determination of certain loan modifications related to the COVID-19 pandemic from being treated as TDRs. The CAA extended this accounting treatment through the earlier of 60 days after the national emergency termination date or January 1, 2022.

Loans on Deferral Status

	As of March 31, 2021					As of December 31, 2020		As of June 30, 2020	
	Balance of loans with modifications of 4-6 months	Balance of loans with modifications greater than 6 months	Total balance of loans with modifications granted	Total loans	Modifications as % of total loans in each category	Total balance of loans with modifications granted	Modifications as % of total loans in each category	Total balance of loans with modifications granted	Modifications as % of total loans in each category
	(Dollars in thousands)								
One-to-four family residential	$ 462	$ 1,589	$ 2,051	$ 379,246	0.5 %	$ 1,772	0.5 %	$ 27,972	7.3 %
Multifamily	-	2,347	2,347	140,068	1.7	2,347	1.7	7,534	4.7
Commercial real estate:									
Office	7,153	-	7,153	83,176	8.6	-	-	2,408	2.9
Retail	-	7,811	7,811	110,843	7.0	3,972	3.5	23,730	19.5
Mobile home park	-	-	-	29,708	-	-	-	-	-
Hotel/motel	-	30,869	30,869	65,475	47.1	30,501	44.0	40,023	58.7
Nursing home	-	6,368	6,368	12,852	49.5	6,368	49.5	11,768	100.0
Warehouse	-	-	-	17,435	-	-	-	8,796	50.5
Storage	-	-	-	33,498	-	-	-	-	-
Other non-residential	-	-	-	32,483	-	-	-	2,114	8.2
Total commercial real estate	7,153	45,048	52,201	385,470	13.5	40,841	10.6	88,839	22.7
Construction/land	-	-	-	94,545	-	-	-	1,100	1.1
Business:									
Aircraft	-	-	-	9,512	-	-	-	1,364	8.8
SBA	-	-	-	906	-	-	-	-	-
PPP	-	-	-	45,220	-	-	-	-	-
Other business	-	-	-	22,656	-	-	-	2,722	14.9
Total business		-	-	78,294	-	-	-	4,086	4.7
Consumer:									
Classic/collectible auto	-	85	85	26,488	0.3	190	0.6	1,831	7.4
Other consumer	-	-	-	12,280	-	-	-	760	5.3
Total consumer	-	85	85	38,768	0.2	190	0.5	2,591	6.6
Total loans with COVID-19 pandemic concessions	$ 7,615	$ 49,069	$ 56,684	$ 1,116,391	5.1 %	$ 45,150	4.0 %	$ 132,122	11.4 %

Additional Portfolio Details

The Bank is monitoring its loan portfolio for delinquent loans that have not requested modification qualifying under the CARES Act or regulatory guidance. The following table presents the loan to value ("LTV") ratios of select segments of our loan portfolio at March 31, 2021, that may more likely be impacted by COVID-19 pandemic considerations. The LTV ratio is derived by dividing the current loan balance by the lower of the original appraised value or purchase price of the real estate or other collateral:

	As of March 31, 2021				
	LTV 0-60%	LTV 61-75%	LTV 76%+	Total	Average LTV
Category: (1)			(Dollars in thousands)		
One-to-four family	$ 234,829	$ 146,909	$ 25,325	$ 407,063	42.70%
Church	1,361	-	-	1,361	46.00
Classic auto	5,216	11,118	10,154	26,488	65.26
Gas station	3,484	-	504	3,988	50.66
Hotel / motel	54,449	11,026	-	65,475	59.67
Marina	7,767	-	-	7,767	37.80
Mobile home park	21,668	7,665	375	29,708	40.75
Nursing home	12,852	-	-	12,852	24.61
Office	58,888	23,968	4,273	87,129	44.63
Other non-residential	17,109	2,258	-	19,367	41.76
Retail	75,635	35,208	-	110,843	48.39
Storage	24,259	11,123	-	35,382	43.89
Warehouse	15,282	2,153	-	17,435	45.62

(1) Represents select segments of loans that may include construction loans; classifications may differ from those used elsewhere because they are based on type of collateral rather than loan category.

Community Involvement

Top 10 CRA Hour Recipients
YWCA
Junior Achievement
Habitat for Humanity
Mount Baker Housing Association
HomeSight
Lifelong
Clothes for Kids
Renton Area Youth & Family Services (RAYS)
Snohomish County Legal Services
Financial Beginnings

In first few weeks of the COVID-19 lockdown, our team raised over $1,000 for each of 30 local nonprofits with a #30nonprofitsin30days challenge

In 2020, 12,439 hours – an average of 82 hours per employee – were spent on COVID-19 relief activities

COVID-19 relief activities included processing loan payment deferrals, facilitating loans under the Paycheck Protection Program, and other critical support functions related to helping customers during the pandemic

Thank You


Right Away
First Financial
Northwest Bank

APPENDIX: Non-GAAP Financial Measures

Non-GAAP Financial Measures

In addition to financial results presented in accordance with generally accepted accounting principles utilized in the United States ("GAAP"), this presentation contains non-GAAP financial measures that include tangible equity; tangible assets; tangible book value per share; tangible equity-to-tangible assets; and ALLL as a percent of total loans excluding PPP loans. The Company believes that these non-GAAP financial measures and ratios as presented are useful for both investors and management to understand the effects of certain items and provides an alternative view of the Company's performance over time and in comparison to the Company's competitors.

Non-GAAP financial measures have limitations, are not required to be uniformly applied and are not audited. They should not be considered in isolation and are not a substitute for other measures in this presentation that are presented in accordance with GAAP. These non-GAAP measures may not be comparable to similarly titled measures reported by other companies.

The following tables provide a reconciliation between the GAAP and non-GAAP measures:

	Quarter Ended				
	Mar 31, 2021	**Dec 31, 2020**	**Sep 30, 2020**	**Jun 30, 2020**	**Mar 31, 2020**
	(Dollars in thousands, except per share data)				
Tangible equity to tangible assets and tangible book value per share:					
Total stockholders' equity (GAAP)	$ 158,443	$ 156,302	$ 154,778	$ 153,976	$ 153,092
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible, net	789	824	860	896	932
Tangible equity (Non-GAAP)	$ 156,765	$ 154,589	$ 153,029	$ 152,191	$ 151,271
Total assets (GAAP)	$ 1,430,226	$ 1,387,669	$ 1,365,469	$ 1,418,355	$ 1,331,213
Less:					
Goodwill	889	889	889	889	889
Core deposit intangible, net	789	824	860	896	932
Tangible assets (Non-GAAP)	$ 1,428,548	$ 1,385,956	$ 1,363,720	$ 1,416,570	$ 1,329,392
Common shares outstanding at period end	9,692,610	9,736,875	9,911,607	10,048,961	10,184,411
Equity-to-total assets (GAAP)	11.08%	11.26%	11.34%	10.86%	11.50%
Tangible equity-to-tangible assets (Non-GAAP)	10.97	11.15	11.22	10.74	11.38
Book value per share (GAAP)	$ 16.35	$ 16.05	$ 15.62	$ 15.32	$ 15.03
Tangible book value per share (Non-GAAP)	16.17	15.88	15.44	15.14	14.85

Non-GAAP Financial Measures

	Quarter Ended				
	Mar 31, 2021	Dec 31, 2020	Sep 30, 2020	Jun 30, 2020	Mar 31, 2020
	(Dollars in thousands, except per share data)				
ALLL on loans to total loans receivable, excluding PPP loans:					
Allowance for loan losses	$ 15,502	$ 15,174	$ 14,568	$ 13,836	$ 13,530
Total loans (GAAP)	$ 1,116,391	$ 1,117,410	$ 1,150,481	$ 1,154,132	$ 1,105,959
Less:					
PPP loans	45,220	41,251	52,045	51,661	-
Total loans excluding PPP loans (Non-GAAP)	$ 1,071,171	$ 1,076,159	$ 1,098,436	$ 1,102,471	$ 1,105,959
ALLL as a percent of total loans (GAAP)	1.39%	1.36%	1.27%	1.20%	1.22%
ALLL as a percent of total loans excluding PPP loans (Non-GAAP)	1.45	1.41	1.33	1.25	1.22